SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): March 28, 1994

                          SHAWMUT NATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-10102                06-1212629
      (State or Other          (Commission File         (IRS Employer
       Jurisdiction of          Number)                  Identification
       Incorporation)                                    No.)

           777 Main Street, Hartford, Connecticut       06115
           One Federal Street, Boston, Massachusetts    02211
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code: (203) 986-2000
                                                          (617) 292-2000

                                Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index located on Page


      Item 7.  Financial Statements, Pro Forma Financial Information and
      Exhibits.

                The following exhibits are filed with this Current Report on Form 8-K:

           Exhibit
           Number              Description

           23.1           Consent of Independent Accountants of New
                          Dartmouth Bank.

           23.2 Consent of Independent Auditors of Peoples Bancorp of Worcester, Inc. and Subsidiaries.

           23.3 Consent of Independent Auditors of Gateway Financial Corporation and Subsidiaries.

           23.4 Consent of Independent Auditors of Gateway Financial Corporation and Subsidiaries.

           23.5           Consent of Independent Accountants of Cohasset
                          Savings Bank.

           23.6 Consent of Independent Accountants of West Newton Savings Bank and Subsidiaries.

           99.1           Unaudited Financial Information of New
                          Dartmouth Bank as of December 31, 1993.

           99.2 Financial Statements of New Dartmouth Bank as of June 30, 1993.

           99.3 Financial Statements of Peoples Bancorp of Worcester, Inc. and Subsidiaries as of December 31, 1993.

           99.4 Financial Statements of Gateway Financial Corporation and Subsidiaries as of December 31, 1993.

           99.5 Financial Statements of Cohasset Savings Bank as of December 31, 1993.

           99.6 Financial Statements of West Newton Savings Bank and Subsidiaries as of December 31, 1993.

           99.7 Shawmut National Corporation and Subsidiaries/New Dartmouth Bank; Peoples Bancorp of Worcester, Inc. and Subsidiaries; Gateway Financial Corporation and Subsidiaries; Cohasset Savings Bank and West Newton Savings Bank and Subsidiaries Unaudited Pro Forma Condensed Financial Information.


                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SHAWMUT NATIONAL CORPORATION

                               By: /s/ Joel B. Alvord
                                  Joel B. Alvord
                                  Chairman and Chief
                                    Executive Officer

      Dated:  March 28, 1994


                                EXHIBIT INDEX

     Exhibit                                                     Page
     Number                        Description                   Number

     23.1           Consent of Independent Accountants
                    of New Dartmouth Bank.

     23.2           Consent of Independent Auditors of
                    Peoples Bancorp of Worcester, Inc.
                    and Subsidiaries.

     23.3           Consent of Independent Auditors of
                    Gateway Financial Corporation and
                    Subsidiaries.

     23.4           Consent of Independent Auditors of
                    Gateway Financial Corporation and
                    Subsidiaries.

     23.5           Consent of Independent Accountants
                    of Cohasset Savings Bank.

     23.6           Consent of Independent Accountants
                    of West Newton Savings Bank and
                    Subsidiaries.

     99.1           Unaudited Financial Information of
                    New Dartmouth Bank as of December 31, 1993.

     99.2 Financial Statements of New Dartmouth Bank as of June 30, 1993.

     99.3           Financial Statements of Peoples Bancorp
                    of Worcester, Inc. and Subsidiaries as
                    of December 31, 1993.

     99.4           Financial Statements of Gateway Financial
                    Corporation and Subsidiaries as of
                    December 31, 1993.

     99.5           Financial Statements of Cohasset Savings
                    Bank as of December 31, 1993.

     99.6           Financial Statements of West Newton Savings
                    Bank and Subsidiaries as of December 31, 1993.

     99.7           Shawmut National Corporation and
                    Subsidiaries/New Dartmouth Bank; Peoples
                    Bancorp of Worcester, Inc. and Subsidiaries;
                    Gateway Financial Corporation and Subsidiaries; Cohasset Savings Bank and West Newton
                    Savings Bank and Subsidiaries Unaudited Pro
                    Forma Condensed Financial Information.